UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 21, 2013

SciQuest, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34875	56-2127592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6501 Weston Parkway, Suite 200, Cary, North Carolina	27513
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 659-2100

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On June 21, 2013, SciQuest, Inc. (the “Company”) dismissed Ernst & Young LLP (“EY”) as its independent registered public accounting firm. On June 25, 2013, the Company engaged Grant Thornton LLP (“GT”) as its independent registered public accounting firm for the fiscal year ending December 31, 2013. The Audit Committee of the Company’s Board of Directors approved both the dismissal of EY and the engagement of GT.

The reports of EY on the Company’s financial statements for each of the last two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Also, during each of the last two fiscal years and the subsequent interim period through June 21, 2013, there were no disagreements with EY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during this time that, if not resolved to the satisfaction of EY, would have caused EY to make a reference to the subject matter of any such disagreement in connection with its report on the Company’s financial statements.

During the Company’s last two fiscal years and the subsequent interim period, neither the Company nor anyone acting on its behalf consulted GT regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and no written report or oral advice was provided to the Company by GT that GT concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of a disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has requested that EY provide the Company with a letter addressed to the Securities and Exchange Commission stating whether EY agrees with the above statements. A copy of EY’s letter, dated June 26, 2013, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP, dated June 26, 2013

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIQUEST, INC.

Date: June 26, 2013

	By:	/s/ Stephen J. Wiehe
Stephen J. Wiehe
President and Chief Executive Officer
(Principal Executive Officer)

EXHIBIT INDEX

16.1	Letter from Ernst & Young LLP, dated June 26, 2013